Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of September 6, 2019 (this “First Amendment”) is entered into among the Persons signatory hereto as “Borrowers” (the “Borrowers”), the Lenders identified on the signature pages hereto and First National Bank of Pennsylvania, in its capacities as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below and as amended hereby).

RECITALS

        WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of June 7, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested an amendment to the Credit Agreement in order to facilitate the repurchase by DLH Holdings Corp. of shares of capital stock of DLH Holdings Corp. valued at an aggregate amount equal to $2,000,000 (the “Share Repurchase”), and the Lenders party hereto have agreed to such modifications subject to the terms hereof; and

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement. The Credit Agreement is hereby amended in the following respects:
Section 8.2.5 of the Credit Agreement is amended by inserting the following subsection in the appropriate numerical order:
“(v) Restricted Payments consisting of the repurchase by DLH Holdings Corp. of its Capital Stock in an aggregate amount not to exceed $2,000,000; provided, however, immediately prior to and following each such repurchase no Default or Event of Default shall exist or result therefrom.”
2. First Amendment is a “Loan Document”. This First Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this First Amendment.
3. Conditions Precedent; Effectiveness. This First Amendment shall become effective as of the date on which the following conditions have been satisfied:

(a) the Administrative Agent shall have received a copy of this First Amendment duly executed by the Borrowers and the Required Lenders, and

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(b) the Administrative Agent shall have received a Compliance Certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrowers, prepared on a pro forma basis for the period ending September 30, 2019 and demonstrating compliance with the requirements therein after giving effect to the Share Repurchase in the amount of $2,000,000.

4. Representations and Warranties; No Default. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that, immediately after giving effect to this First Amendment, (i) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Change or other materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof and (ii) no Default or Event of Default exists.

5. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this First Amendment, (b) affirms all of its obligations under the Credit Agreement (as amended by this First Amendment) and the other Loan Documents and (c) agrees this First Amendment and all documents, agreements and instruments executed in connection with this First Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Credit Agreement (as amended by this First Amendment) or the other the Loan Documents. This First Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.
        6. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this First Amendment and all documents, agreements and instruments executed in connection with this First Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
        7. No Other Changes. Except as modified hereby, the Loan Documents and all of the terms and provisions thereof shall remain in full force and effect.
        8. Counterparts; Delivery. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed original counterpart of this First Amendment.
        9. Entire Agreement; Successors and Assigns. This First Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.
        10. Governing Law. This First Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this First Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof) of the State of MARYLAND. THE TERMS OF SECTIONS 12.11 OF THE CREDIT AGREEMENT ARE
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INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

[signature pages follow]

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[SIGNATURE PAGE OF FIRST AMENDMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.
        BORROWERS:
DLH HOLDINGS CORP.
By:/s/ Kathryn M. JohnBull
Name: Kathryn M. JohnBull
Title: Chief Financial Officer

DLH SOLUTIONS, INC.
By:/s/ Kathryn M. JohnBull
Name: Kathryn M. JohnBull
Title: Chief Financial Officer

DANYA INTERNATIONAL, LLC.
By:/s/ Kathryn M. JohnBull
Name: Kathryn M. JohnBull
Title: Chief Financial Officer

SOCIAL & SCIENTIFIC SOLUTIONS, INC.
By:/s/ Kathryn M. JohnBull
Name: Kathryn M. JohnBull
Title: Chief Financial Officer
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[SIGNATURE PAGE OF FIRST AMENDMENT]
Acknowledgment by Guarantors:
GUARANTORS:
TEAMSTAFF SOLUTIONS, INC.
By:/s/ Kathryn M. JohnBull
Name: Kathryn M. JohnBull
Title: Chief Financial Officer

TEAMSTAFF RX, INC.
By:/s/ Kathryn M. JohnBull
Name: Kathryn M. JohnBull
Title: Chief Financial Officer

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[SIGNATURE PAGE OF FIRST AMENDMENT]
FIRST NATIONAL BANK OF PENNSYLVANIA, as Administrative Agent and as a Lender
By: /s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President

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[SIGNATURE PAGE OF FIRST AMENDMENT]
MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender
By: /s/ R. Mark Swaak   Name: R. Mark Swaak   Title: Vice President

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[SIGNATURE PAGE OF FIRST AMENDMENT]
SERVISFIRST BANK
By: /s/ Hal Clemmer
Name: Hal Clemmer
Title: Regional President

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[SIGNATURE PAGE OF FIRST AMENDMENT]
ATLANTIC UNION BANK
By: /s/ Joseph B. Humphries
Name: Joseph B. Humphries
Title: Market Executive

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[SIGNATURE PAGE OF FIRST AMENDMENT]
UNITED BANK
By: /s Larkin Wilson IV
Name: Larkin Wilson IV
Title: Vice President

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[SIGNATURE PAGE OF FIRST AMENDMENT]
WILMINGTON SAVINGS FUND SOCIETY, FSB
By: /s/ James A. Gise
Name: James A. Gise
Title: Senior Vice President

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